SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 29, 2000
                                 Date of Report
                       (Date of earliest event reported)



                                  SKYMALL, INC.
               (Exact Name of Registrant as Specified in Charter)

          NEVADA                    000-21657                 86-0651100
     (State or Other           (Commission File No.)         (IRS Employer
       Jurisdiction                                        Identification No.)
     of Incorporation)

                  1520 EAST PIMA STREET, PHOENIX, ARIZONA 85034
          (Address of principal executive offices, including zip code)

                                 (602) 254-9777
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     On February 29, 2000, SkyMall, Inc. announced financial results for the fourth quarter and year ended December 31, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

              99.1 Press Release dated February 29, 2000 regarding SkyMall's Record Fourth Quarter and Year End Revenues for 1999.

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

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SKYMALL, INC.
                                    (REGISTRANT)



Dated: March 1, 2000                By: /s/ Robert M. Worsley
                                        ------------------------------------
                                        Robert M. Worsley
                                        President


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

                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      ------------------------------------------------------------

    99.1 Press Release dated February 29, 2000 regarding SkyMall's Record Fourth Quarter and Year End Revenues for 1999.


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